                           MARKETING AGREEMENT BETWEEN

                       BELLSOUTH TELECOMMUNICATIONS, INC.

                                       AND

                            PREDICTIVE SYSTEMS, INC.


                              Agreement No. MA-H002


NOTICE: The information contained herein should not be disclosed to unauthorized persons. It is meant for use of the parties contracting herein in connection with performance under this Agreement.

                                TABLE OF CONTENTS

SECTION                                                                 PAGE NO.
1.  Term of Agreement ........................................................1
2.  Scope ....................................................................1
3.  Affiliated Companies .....................................................2
4.  Definitions ..............................................................2
5.  Qualification ............................................................3
6.  Fees .....................................................................3
7.  Non-Exclusive Agreement ..................................................3
8.  Demonstration Product ....................................................3
9.  Intellectual Property ....................................................3
10. Indemnification ..........................................................3
11. Disclaimers ..............................................................4
12. Trouble Support ..........................................................5
13. Use of Information .......................................................5
14. Nondiscrimination Compliance .............................................5
15. Conflict of Interest .....................................................5
16. Advertising and Publicity ................................................6
17. Training .................................................................6
18. Force Majeure ............................................................7
19. Notices ..................................................................7
20. Compliance with Laws, Ordinances, Regulations and Codes ..................8
21. Special Recognition ......................................................8
22. Integration Clause .......................................................8
23. Assignment/Subcontracting ................................................8
24. Choice of Law ............................................................9
25. Termination ..............................................................9
26. Survival of Obligations .................................................10


         Appendix A
         Appendix B
         Appendix C


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                                                           Agreement No. MA-H002
                                                           Page 1 of 10

         This Agreement ("Agreement") is made by and between BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation ("BELLSOUTH") with offices located in Atlanta, Georgia and Predictive Systems, Inc., a New York corporation ("VENDOR") with offices located in Atlanta, Georgia.

1.       TERM OF AGREEMENT

         The term of this Agreement shall commence when executed by both parties, and shall, except as otherwise provided herein, continue in effect thereafter through December 31, 2001, and shall be automatically renewed for successive terms of one (1) year each unless terminated in writing by either party thirty (30) days prior to the expiration date of the then current term, or pursuant to Sections 15, 21 or 25 herein.

2.       SCOPE

         The scope of this Agreement is to define the means by which BELLSOUTH will provide to its end-user customers various applications-based solutions that address the customer need for value in the communications arena. One method by which BELLSOUTH will make available this solution is through a co-marketing arrangement with the VENDOR, as detailed herein, whereby the VENDOR may receive sales leads from BELLSOUTH for the VENDOR services and BELLSOUTH may receive sales leads from VENDOR for BELLSOUTH services.

         This Agreement shall provide for a Level 1 and a Level 2 relationship between BELLSOUTH and VENDOR. All provisions of this Agreement shall apply to both Level 1 and Level 2 except where specifically noted as to applicability to Level 2 only. Level 1 is the entry point for all VENDORS. Level 2 may be attained by VENDORS who have sold, via this agreement, their applications or services to 5 or more BellSouth end-user customers with total revenue of $100,000. Level 1 and Level 2 shall be more fully described in separate documents of operating standards and guidelines which shall be considered to be part of this agreement.

         This Agreement shall not constitute the creation of a legal representative or agency relationship between the parties, nor shall any party have the right or authority to assume, create, or incur any liability or obligation of any kind, expressed or implied, against, or in the name of, or in the behalf of the other party. No party shall have any power or authority to bind or commit the other party. Nothing contained in the Agreement shall be deemed or construed as creating a joint venture or partnership between the parties. Except as specifically set forth herein, no party shall have the power to control the activities and operations of any other party and their status is, and at all times will continue to be, that of independent contractor.

         Each party's relationship to the other party in the performance of this Agreement is that of an independent contractor. Personnel furnished by a party ("Party's Employee(s)") to perform services hereunder shall at all times remain under that party's control and direction and shall be employees solely of that party. That party shall pay all wages, salaries and other amounts due their employees relative to this Agreement, and shall be responsible for all obligations respecting them relating to FICA, income tax withholdings, unemployment compensation and other similar responsibilities. In the event that party's independent status is denied or changed and that Party's Employees are declared to be "common law" employees
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                                                           Agreement No. MA-H002
                                                           Page 2 of 10

with respect to work performed for another party, to the extent permitted by law, the employing party agrees to hold harmless from all taxes and costs, including reasonable attorneys' fees, as set forth above, which any other party may incur as a result of such change in status. Moreover, solely for purposes of complying with the Immigration Reform and Control Act of 1986 and its regulations ("IRCA"), each party warrants and agrees to the other party that, to the best of their ability, it will (i) not assign any individual to perform work hereunder who is an unauthorized alien under IRCA, (ii) immediately remove any alien discovered to be unauthorized from such work and replace him/her with one who is not an unauthorized alien, and (iii) to the extent permitted by the law to indemnify and hold the other party harmless from all liabilities, damages, losses, or expenses and reasonable attorneys' fees arising out of a breach of this clause.

3.       AFFILIATED COMPANIES

         An Affiliated Company is defined herein as any company controlling, controlled by, or under common control with BellSouth Corporation or by one or more of its direct or indirect subsidiaries. Any Affiliated Company may also utilize this co-marketing arrangement, and as such, the Affiliated Company becomes BELLSOUTH hereunder. All references to BELLSOUTH in this Agreement shall be deemed to include the Affiliated Company referring an end-user to VENDOR, and each such referral shall constitute a separate, distinct and independent contract between VENDOR and the Affiliated Company. BELLSOUTH reserves the right to remove an Affiliated Company from this Agreement at any time with thirty (30) days written notice to VENDOR.

4.       DEFINITIONS

         "Hardware" as used herein shall mean the customer premises equipment as defined in the Modification of Final Judgment and required by the end-user in order to provide a complete solution. The fact that any Product is available under this Agreement does not signify, and should in no way imply, that such material has been approved for use by BELLSOUTH. Furthermore, VENDOR agrees not to represent to an end-user that this Hardware is approved by BELLSOUTH.

         "Software" as used herein shall mean VENDOR furnished computer programs and related documentation. Firmware shall be defined as software contained in a pattern of bits residing in the hardware and shall be considered to be hardware hereunder except as specifically provided herein.

         "Service" as used herein shall mean requirements analysis, design, development, systems integration, testing, project management, and other non hardware/software solutions provided by VENDOR hereunder.

         "Product" as used herein shall mean any combination of Hardware, Software and/or Service as described herein. This term also includes repair, installation and maintenance services related to the customer premises equipment provided to end-user by VENDOR.

         "End-User as used herein shall mean the person or entity who purchases the Product(s) listed herein, through the co-marketing effort, directly from VENDOR, who will handle the sale, installation and maintenance. Interexchange carriers, as defined under the Modification of Final Judgment, are not End-Users.

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                                                           Agreement No. MA-H002
                                                           Page 3 of 10

5.       QUALIFICATION

         BELLSOUTH shall qualify and refer to VENDOR, according to mutually agreed upon criteria as shown in Appendix C, those End-Users who are viable candidates for the Product offered by VENDOR hereunder. VENDOR reserves the right to disqualify or reject any referral made by BELLSOUTH. However, such disqualification shall be based on a previous, documented relationship between the End-User(s) and VENDOR. VENDOR shall advise BELLSOUTH of any and all disqualified End-User within five (5) business days from the date of receipt by VENDOR of BELLSOUTH's referral. VENDOR shall qualify and refer, under the same terms and conditions specified above for BELLSOUTH, to BELLSOUTH those End-Users who are viable candidates for services offered by BELLSOUTH.

6.       FEES

         All parties to this agreement herein acknowledge that no fees or sales commissions of any kind shall apply to this marketing agreement.

7.       NON-EXCLUSIVE AGREEMENT

         It is expressly understood and agreed that this Agreement does not grant either party an exclusive privilege to co-market with the other party any or all of the Products listed herein. It is, therefore, understood that either party may contract with other manufacturers, suppliers or third parties for comparable or identical Product and/or relationships.

8.       DEMONSTRATION PRODUCT

         VENDOR will provide access to demonstration Product, as mutually agreed to by the parties, in order to demonstrate the solution and the related network services within the BELLSOUTH region. This Product will be on loan to BellSouth and title to all such Product will at all times remain with VENDOR. VENDOR further agrees that the Product at these locations will be kept updated and at the most recent revision level available, at VENDOR'S expense. VENDOR retains the right to cancel the loan of such Product at any time upon at least thirty
(30) days prior written notice.

9.       INTELLECTUAL PROPERTY

         Except as specifically provided herein, no licenses under any patents, copyrights, trademarks, trade secrets or any other intellectual property, express or implied, are granted to either party under this Agreement.

10.      INDEMNIFICATION

         The parties agree to the following indemnification provisions that arise out of their respective capacities:


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                                                           Agreement No. MA-H002
                                                           Page 4 of 10

         (a) In the event of any claim, action, proceeding or suit by a nonparty to this Agreement alleging or involving an infringement of any patent, trademark, copyright, trade secret or other proprietary interest based on the manufacture, normal use or sale of any Product in whole or in part, VENDOR will defend and indemnify BELLSOUTH for any loss, damage, expense, or liability including reasonable costs and attorney's fees that may result by reason of any such infringement or claim. VENDOR shall defend or settle, at its own expense, any action or suit against BELLSOUTH. BELLSOUTH shall notify VENDOR promptly of any claim of infringement for which VENDOR is responsible, and shall cooperate with VENDOR in every reasonable way to facilitate the defense of any such claim.

         (b) With respect to matters of liability that relate to use of Products, VENDOR agrees to indemnify and save harmless BELLSOUTH from any liabilities, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorney's fees on account thereof) that may be made:
(1) by any third party for injuries (including death) to persons, damage to property (including theft), or economic damage (including loss of business), resulting from alleged defects in Product, breach of warranties related to Product and other claims related to use of Product furnished hereunder.

         (c) With respect to matter of liability that do not relate to use of Products, BELLSOUTH and VENDOR agree to indemnify and save harmless the other party from any liabilities, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorney's fees on account thereof) that may be made: (1) by any third party for injuries (including death) to persons or damage to property (including theft) that solely results from the other party's negligent or willful acts or omissions or those of persons furnished by either party, their agents or subcontractors; or (2) by any employee or former employee of either party or any of their subcontractors for which the other party or their subcontractor's liability to such employee or former employee would otherwise be subject to payments under the state Worker's Compensation or similar laws. Each party agrees to notify the other promptly of any written claims or demands for which they are responsible hereunder.

II.      DISCLAIMERS

         BELLSOUTH DOES NOT AND SHALL NOT OFFER ANY WARRANTY OF ANY KIND FOR THE PRODUCT WHICH VENDOR PROVIDES TO AN END-USER OR OTHER PERSON OR ENTITY. ANY WARRANTY OBLIGATION SET FORTH IN AN END-USER'S AGREEMENT WITH VENDOR WITH REGARD TO THE PRODUCT SHALL BE UNDERTAKEN SOLELY BY VENDOR. VENDOR'S AGREEMENT WITH END-USERS SHALL PROVIDE THAT WARRANTIES, IF ANY, COME ONLY FROM THE VENDOR. BELLSOUTH MAKES NO REPRESENTATIONS OR WARRANTIES TO VENDOR OR VENDOR'S END-USERS WITH REGARD TO THE PERFORMANCE OF THE PRODUCT OR THEIR CONFORMANCE WITH APPLICABLE SPECIFICATIONS OR DOCUMENTATION. ALL WARRANTIES WHETHER WRITTEN, ORAL, EXPRESS, OR IMPLIED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTY OF MERCHANTABILITY OR FITNESS AS TO A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

         NEITHER BELLSOUTH OR VENDOR SHALL IN NO EVENT BE LIABLE TO


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                                                           Agreement No. MA-H002
                                                           Page 5 of 10

VENDOR'S END-USER, OR TO ANY PERSON OR ENTITY USING THE PRODUCT, IN WHOLE OR IN PART, OR TO ANY PERSON OR ENTITY TO WHOM VENDOR FURNISHES THE PRODUCT, FOR LOSS OF REVENUES, LOSS OF PROFITS, LOSS OF TIME, INCONVENIENCE, LOSS OF USE OR FOR ANY OTHER INCIDENTAL, SPECIAL, DIRECT, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF THE PRODUCT, IN WHOLE OR IN PART, WHETHER IN AN ACTION FOR OR ARISING OUT OF ALLEGED BREACH OF WARRANTY, ALLEGED BREACH OF CONTRACT, DELAY, NEGLIGENCE, STRICT TORT LIABILITY OR OTHERWISE. VENDOR'S AGREEMENT WITH END-USERS SHALL PROVIDE THAT BELLSOUTH SHALL NOT BE SUBJECT TO THE DAMAGE REFERENCED IN THIS PARAGRAPH. THIS CLAUSE SHALL SURVIVE FAILURE OF AN EXCLUSIVE REMEDY.

         IN NO EVENT SHALL BELLSOUTH, OR VENDOR, THEIR PARENT CORPORATION, AFFILIATED COMPANIES OR SUPPLIERS BE LIABLE FOR SPECIAL, CONSEQUENTIAL, OR INDIRECT DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF DATA, LOSS OF USE OR INTERRUPTION OF BUSINESS, OR OTHER ECONOMIC LOSS AS A RESULT OF THIS AGREEMENT.

12.      TROUBLE SUPPORT

         VENDOR hereby agrees to provide to the End-User a telephone number whereby all trouble calls concerning any aspect of the Product can be received and diagnosed. If the problem is not related to the Product, VENDOR will notify BELLSOUTH immediately of the problem and will advise the End-User of the transfer of the trouble report to BELLSOUTH.

13.      USE OF INFORMATION

         All specifications, drawings, sketches, schematics, models, samples, tools, computer or other apparatus programs, technical information, or other confidential business information or data, in written, graphic or other tangible form, clearly marked "Confidential" ("Confidential Information") obtained by either party hereunder or in contemplation hereof, shall remain the owning party's property. This Agreement in its entirety shall be considered Confidential Information hereunder. All copies of such Confidential Information, excluding this Agreement, shall be returned to the originating party upon request. Unless such Confidential Information was previously known to the obtaining party free of any obligation to keep it confidential or has been or is subsequently made public by the other party or a third party, the obtaining party shall use the same degree of care in keeping it confidential as it does in keeping its own Confidential Information confidential but not less than a reasonable degree of care. Such Confidential Information shall be used only in performing hereunder; and may be used for other purposes only upon such terms as may be agreed upon in writing. Confidential information does not include: (a) information already known or independently developed by the recipient; (b) information in the public domain received through no wrongful act on the part of the recipient; (c) information received by the recipient from a third party who to the best of recipient's knowledge was free to disclose it; or (d) information disclosed pursuant to the provisions of a court order.

14. NONDISCRIMINATION COMPLIANCE


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                                                           Agreement No. MA-H002
                                                           Page 6 of 10

         VENDOR agrees to comply with the applicable provisions of the "NONDISCRIMINATION COMPLIANCE AGREEMENT" set forth in Appendix A.

15.      CONFLICT OF INTEREST

         VENDOR acknowledges BELLSOUTH'S "CONFLICT OF INTEREST" statement shown in Appendix B, and further stipulates no officer or employee of BELLSOUTH has been employed, retained, induced, or directed by VENDOR to solicit or secure this Agreement with BELLSOUTH upon agreement, offer, understanding, or implication involving any form of remuneration whatsoever. VENDOR agrees, in the event of an allegation of substance (the determination of which will be made solely by BELLSOUTH) that there has been a violation hereof, VENDOR will cooperate in every reasonable manner with BELLSOUTH in establishing whether the allegation is true. Notwithstanding any provisions of this Agreement to the contrary, if a material violation of this provision is found to have occurred and if, after written notification of such violation, it is not cured within thirty (30) days thereafter, BELLSOUTH may terminate this Agreement.

16.      ADVERTISING AND PUBLICITY

         In the advertising of any regulated network offer, BELLSOUTH retains the right to demonstrate the various applications generically, or specifically by advertising VENDOR'S Product. VENDOR may be given the option to share in the direct cost of qualified and approved advertising; however, if VENDOR declines to share in the applicable costs, BELLSOUTH will not be obligated to advertise that specific Product.

         Regardless of the conditions as set out above, BELLSOUTH retains the right to advertise the Product hereunder to a degree and manner in keeping with BELLSOUTH'S then current promotional and advertising programs; however, BELLSOUTH is under no obligation to advertise in any manner or to any degree. VENDOR will provide advice to BELLSOUTH regarding the advertisement of the Product, upon BellSouth's reasonable written request, at no charge.

         VENDOR agrees to submit to BELLSOUTH all advertising, sales promotions, press releases and other publicity matters relating to the Product by VENDOR under this Agreement wherein corporate or trade names, logos, trademarks or service marks of BellSouth Corporation and/or any of its Affiliated Companies are mentioned, or language from which the connection of said names or trademarks therewith may be inferred or implied; and VENDOR further agrees not to publish or use such advertising, sales promotions, press releases, or publicity matters without BELLSOUTH'S prior written approval.

17.      TRAINING

         VENDOR, upon attainment of Level 2 status, will be provided the opportunity, without charge to BELLSOUTH, to conduct awareness sessions for BELLSOUTH'S marketing personnel. These sessions will be provided at each of BELLSOUTH'S branch marketing locations or via video and/or audio conference bridging arrangements, as determined by BELLSOUTH, and shall consist of an overview of the Product, its applications, and the information needed to qualify an End-User for the possible purchase of the Product from the VENDOR. BELLSOUTH shall have the right to reproduce such material and necessary documentation for internal use only.

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                                                           Agreement No. MA-H002
                                                           Page 7 of 10


         VENDOR also agrees to provide, in a timely manner, and at prevailing charges, customer training in sufficient detail, and to BELLSOUTH'S satisfaction, to fully familiarize the End-User with all capabilities of Product. At the End-User's option, such training classes may be held at the End-User's location or at a VENDOR designated location. It is specifically understood and acknowledged that BELLSOUTH shall not own the copyright to any material provided to it by VENDOR which VENDOR provides to its customers generally. BELLSOUTH shall, however, be entitled to make unlimited copies of same for internal use only.

18.      FORCE MAJEURE

         Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, lightning, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, acts or omissions of carriers, or other similar causes beyond its control ("CONDITION"). If any such CONDITION occurs, the party delayed or unable to perform shall give notice to the other party as soon as possible.

19.      NOTICES

         Any notice or other information required or authorized by this Agreement to be given by either party to the other may be given by hand or sent (by first class prepaid mail, telex, cable, facsimile transmission or comparable means of communications) to the other party at the address referred to below. Any notice or other information given by mail pursuant to this section which is not returned to the sender as undelivered shall be deemed to have been given on the fifth (5th) day after the envelope containing such notice or information was properly addressed, prepaid, registered and mailed. The fact that the envelope has not been so returned to the sender shall be sufficient evidence that such notice or information has been duly given. Any notice or other information sent by telex, cable, facsimile transmission or comparable means of communication shall be deemed to have been duly sent on the date of transmission, provided that a confirming copy thereof is sent by first class prepaid mail to the other party at the address referred to below, within twenty-four (24) hours after transmission.

To BELLSOUTH:           BELLSOUTH TELECOMMUNICATIONS, INC.
                        Director, BBS Segment Marketing
                        6th Floor
                        2180 Lake Blvd NE
                        Atlanta, GA 30319

To VENDOR:              PREDICTIVE SYSTEMS, INC.
                        Drew Whitmore, National Business Development Manager
                        Suite 200
                        20 Mansell Court
                        Roswell, GA  30076

                                                           Agreement No. MA-H002
                                                           Page 8 of 10


In addition to the foregoing, any notices of a legal nature shall be copied to:

To BELLSOUTH:      BELLSOUTH TELECOMMUNICATIONS, INC.
                   Legal Department-Third Party Distribution
                   43rd Floor
                   675 W. Peachtree Street
                   Atlanta, GA 30375

The above addresses may be changed at any time by giving thirty (30) days prior written notice as above provided.

20.      COMPLIANCE WITH LAWS, ORDINANCES, REGULATIONS AND CODES

         Both parties shall comply with all applicable federal, state, county and local laws, ordinances, regulations and codes; including identification and procurement of required permits, certificates, approvals, and inspections in performance hereunder. Each party agrees to indemnify the other for, and defend the other against, any loss or damage sustained because of the indemnifying party's noncompliance with the requirements of this Section.

21.      SPECIAL RECOGNITION

         Both parties expressly recognize that each party is both a seller and reseller of products and services and that nothing agreed to herein is intended to limit, prohibit or restrict either party's merchandising activities in any way except as specified herein.

         VENDOR expressly recognizes that BELLSOUTH is affiliated with communication common carriers licensed by the Federal Communications Commission. This Agreement may be subject to such changes or modifications as any such regulatory body may from time to time direct in the exercise of its jurisdiction. In the event of a substantial change or deviation from the state of facts or the degree of regulation from that existing at the time of the execution of this Agreement which materially alters the obligations of either party under this Agreement, the affected party shall have the option to terminate any and all future obligations contemplated under this Agreement.

22.      INTEGRATION CLAUSE

         This Agreement constitutes the entire Agreement relating to the subject matter hereof between BELLSOUTH and VENDOR and may be amended by COMPANY upon thirty (30) days notice to VENDOR. Such Amendments shall be in writing effective thirty-one (31) days from the date of such notice or earlier if agreed upon by the parties. Appendices A through B, referred to herein and attached hereto are integral parts of this Agreement and are incorporated herein by this reference.

                                                           Agreement No. MA-H002
                                                           Page 9 of 10

         No course of dealing or failure of either party to exercise any option or privilege or to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such option, privilege, term, right or condition. All obligations hereunder on VENDOR'S and/or BELLSOUTH'S part incurred prior to the cancellation, termination, or expiration of this Agreement shall survive such cancellation, termination, or expiration.

         The headings of the sections herein are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

23.      ASSIGNMENT/SUBCONTRACTING

         Any assignment or delegation, in whole or in part, of work to be performed or of any other interest, right or obligation hereunder without BELLSOUTH'S written consent, except an assignment confined solely to monies due or to become due, and/or unless otherwise provided herein, shall be void. It is expressly agreed that any assignment of monies shall be void to the extent that it attempts to impose upon BELLSOUTH obligations to the assignee in addition to the payment of such monies, or to preclude BELLSOUTH from dealing solely and directly with VENDOR in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due. BELLSOUTH shall have the absolute right to assign this Agreement, in whole or in part, or any event or relationship which occurs as a direct result of this Agreement, to BellSouth Corporation or to one or more direct or indirect subsidiaries of BellSouth Corporation whether or not said entities are in existence on the date of execution hereof.

         Any subcontract for any portion of any work or obligation resulting from, or in conjunction with, this Agreement by VENDOR must have the prior written approval of BELLSOUTH. BELLSOUTH retains the right to reject any subcontractor; however, such rejection shall not be capricious or arbitrary.

24.      CHOICE OF LAW

         The validity, construction, interpretation and performance of this entire Agreement and all transactions under it shall be governed by and construed in accordance with the domestic law of the State of Georgia, without regard to the principles of conflict of laws. If any of the provisions of this Agreement shall be invalid or unenforceable under said law, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of VENDOR and BELLSOUTH shall be construed and enforced accordingly.

25.      TERMINATION

         Either party may at any time, for its own convenience and without cause, terminate this Agreement, in whole or in part, by giving the other party at least thirty (30) days prior written notice without any charge, obligation or liability whatsoever except as set out herein. In addition to all other rights and remedies of law, equity or otherwise, if either party neglects or fails to perform or observe any of its existing or future obligations to the other party under this


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                                                           Agreement No. MA-H002
                                                           Page 10 of 10

Agreement, and such condition(s) is not remedied within thirty (30) days after written notice thereof has been given to the other party, the nondefaulting party may terminate this Agreement.


26.      SURVIVAL OF OBLIGATIONS

         Any respective obligations of BELLSOUTH and VENDOR hereunder which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of example but not limited to, "USE OF INFORMATION," "RECORDS AND AUDIT" and "INDEMNIFICATION", shall survive such termination, cancellation or expiration.

VENDOR agrees that it has read and understands this Agreement and agrees to be bound by it.


PREDICTIVE SYSTEMS, INC.                     BELLSOUTH TELECOMMUNICATIONS, INC.

By: /s/ WENDY A. ROBERTS                     By: /s/ E.L. SCHOOLFIELD
   -----------------------------------       -----------------------------------
              (Signature)                                (Signature)

By: /s/ Wendy A. Roberts                     By: /s/ E.L. Schoolfield
   -----------------------------------       -----------------------------------
            (Printed Name)                             (Printed Name)

Title: VP Bus Dev                            Title:  Segment Manager
     -----------------------------------          ------------------------------

Date:  Aug 2, 2001                           Date: July 30, 2001
     -----------------------------------          ------------------------------

NOTICE: The information contained herein should not be disclosed to unauthorized persons. It is meant for use of the parties contracting herein in connection with performance under this Agreement.